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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) 27 September 2005
                                                        -----------------

                        Air Products and Chemicals, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-4534                 23-1274455
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

 7201 Hamilton Boulevard, Allentown, Pennsylvania                     18195-1501
 ------------------------------------------------                     ----------
      (Address of Principal Executive Offices)                        (Zip Code)

                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code


                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 7.01.  Regulation FD Disclosure.
-------------------------------------

On 27 September 2005, Air Products and Chemicals, Inc. issued a press release announcing an adjustment to its earnings guidance from the impact of hurricanes Katrina and Rita as well as announcing its fourth quarter earnings teleconference. A copy of the Press Release dated 27 September 2005 is attached as Exhibit 99.1 to this Form 8-K. The Press Release is being furnished; it is not deemed to be filed.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

(c)   Exhibits

99.1  Press Release dated 27 September 2005



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Air Products and Chemicals, Inc.
                                      --------------------------------
                                      (Registrant)



Dated: 27 September 2005          By:            /s/ Paul E. Huck
                                      ------------------------------------------
                                                    Paul E. Huck
                                      Vice President and Chief Financial Officer



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                                  Exhibit Index

99.1  Press Release dated 27 September 2005